Execution Version

    Fourteenth Amendment to Credit Agreement

This Fourteenth Amendment to Credit Agreement (this “Fourteenth Amendment”) dated as of February 23, 2026, is among Crescent Energy Finance LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, the Eighth Amendment to Credit Agreement, dated as of May 24, 2024, the Ninth Amendment to Credit Agreement, dated as of June 14, 2024, the Tenth Amendment to Credit Agreement, dated as of July 30, 2024, the Eleventh Amendment to Credit Agreement, dated as of December 17, 2024, the Twelfth Amendment to Credit Agreement, dated as of May 2, 2025, and the Thirteenth Amendment to Credit Agreement, dated as of October 22, 2025, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto (which constitute all of the Lenders) have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourteenth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Fourteenth Amendment refer to sections, exhibits and schedules of the Credit Agreement.
Section 2.Amendments to the Credit Agreement on the Fourteenth Amendment Effective Date. Subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fourteenth Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.
4898-6674-8811v.6

(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment and the Fourteenth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.

“Consolidated Total Debt” shall mean, as of any date of determination, (a) all Indebtedness of the types described in clauses (a) and (b) (other than intercompany Indebtedness owing to the Borrower or any Restricted Subsidiary), clause (d) (but, in the case of clause (d), only to the extent of any unreimbursed drawings under any letter of credit) and clause (f) of the definition thereof, in each case actually owing by the Borrower and the Restricted Subsidiaries on such date and to the extent appearing on the balance sheet of the Borrower determined on a consolidated basis in accordance with GAAP (provided that the amount of any Capitalized Lease Obligations or any such Indebtedness issued at a discount to its face value shall be determined in accordance with GAAP) minus (b) the aggregate amount of Unrestricted Cash listed on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date (provided that, at any time the Total Revolving Credit Exposures, exceeds 5% of the Loan Limit, the amount deducted from Consolidated Total Debt pursuant to this (b) shall not exceed 10% of the Loan Limit as of such date of determination) minus (c) solely for purposes of determining the Borrower’s compliance with Section 10.11(a) as of the last day of the Test Period ending December 31, 2025, an amount of cash or cash equivalents held by the Borrower and the Restricted Subsidiaries as of December 31, 2025 equal to $725,702,000.

“Liquidity” shall mean, as of any date of determination, the sum of (a) the Available Commitment on such date and (b) the aggregate amount of Unrestricted Cash of the Borrower and its Restricted Subsidiaries at such date, less the amount, if any, of the Borrowing Base Deficiency existing on such date of determination.

(b)The definitions of “SilverBow Acquisition Debt Proceeds” and “SilverBow Acquisition Debt Outside Date” are hereby deleted in their entirety.
(c)The following definition is hereby added where alphabetically appropriate to read as follows:
“Fourteenth Amendment” shall mean that certain Fourteenth Amendment to Credit Agreement, dated as of February 23, 2026, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

4898-6674-8811v.6

Section 3.Conditions Precedent to Fourteenth Amendment Effective Date. This Fourteenth Amendment shall become effective on the date (such date, the “Fourteenth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
3.1Amendment. The Administrative Agent shall have received from the Majority Lenders and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Fourteenth Amendment signed on behalf of such Persons.
3.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourteenth Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3No Event of Default. After giving effect to the terms of this Fourteenth Amendment, no Event of Default shall have occurred and be continuing as of the Fourteenth Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the Fourteenth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Fourteenth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 4.Miscellaneous.
4.1Confirmation.  The provisions of the Credit Agreement, as amended by this Fourteenth Amendment, shall remain in full force and effect following the Fourteenth Amendment Effective Date.
4.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Fourteenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourteenth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourteenth Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the

4898-6674-8811v.6

extent already qualified by materiality, and (ii) no Event of Default has occurred and is continuing.
4.3Counterparts.  This Fourteenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
4.4No Oral Agreement.  This Fourteenth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
4.5GOVERNING LAW.  THIS FOURTEENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6Severability.  Any provision of this Fourteenth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.7Successors and Assigns.  This Fourteenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.8Credit Document. This Fourteenth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

4898-6674-8811v.6

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President
GUARANTORS:

INDEPENDENCE MINERALS HOLDINGS LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO MINERALS LLC
CMP LEGACY CO. LLC
CRESCENT UINTA, LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC
CRESCENT GLADIATOR LLC
CRESCENT ENERGY MIDLAND SERVICES LLC
CRESCENT (EAGLE FORD) LLC

By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

COLT ADMIRAL A HOLDING L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
CRESCENT EFA GP LLC
CRESCENT PALO VERDE GP LLC
NEWARK ACQUISITION GP I LLC
NEWARK HOLDING AGENT CORP.
CRESCENT ENERGY MARKETING, LLC
JAVELIN EF GP LLC
EIGF MINERALS GP LLC
JAVELIN VENTURECO, LLC
CONTANGO CRESCENT RENEE LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT PALO VERDE LP By: Crescent Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

CRESCENT EF AGGREGATOR L.P. NEWARK C-I HOLDING L.P. CRESCENT PALO VERDE AGGREGATOR L.P. By: Crescent EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

CONTANGO CRESCENT VENTURECO I LLC
IE L MERGER SUB LLC
ARTEMIS MERGER SUB II LLC
SILVERBOW AGENTCO INC.
CRESCENT ENERGY OPERATING, LLC
CMP CRESCENT MINERALS I (GRAY) LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, L.P. By: Independence Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

VITAL MIDSTREAM SERVICES, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Chief Financial Officer

ADMINISTRATIVE AGENT, COLLATERAL AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and Lender By: /s/ Shiloh Davila Name: Shiloh Davila Title: Executive Director

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director
[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ David M. Bornstein Name: David M. Bornstein Title: Senior Vice President

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director
[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director
[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Karina Rodriguez Name: Karina Rodriguez Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Jason Groll Name: Jason Groll Title: Director

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:     /s/ Scott W. Danvers
Name:    Scott W. Danvers
Title: Authorized Signatory

By:     /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]

LENDER:	REGIONS BANK, as a Lender By: /s/ Katie Hammons Name: Katie Hammons Title: Director

[Signature Page to Crescent Energy Finance, LLC – Fourteenth Amendment to Credit Agreement]